UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21407
Nuveen Diversified Dividend and Income Fund

(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Address of principal executive offices) (Zip code)
Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 917-7700
Date of fiscal year end: December 31
Date of reporting period: June 30, 2008
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. SS. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

Semi-Annual Report June 30, 2008	Nuveen Investments Closed-End Funds

NUVEEN DIVERSIFIED DIVIDEND AND INCOME FUND JDD

High Current Income and Total Return from a
Portfolio of Dividend-Paying Common Stocks, REIT Stocks,
Emerging Markets Debt, and Senior Loans

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Chairman’s
LETTER TO SHAREHOLDERS

ï Robert P. Bremner ï Chairman of the Board
Dear Fellow Shareholders:

I’d like to use my initial letter to you to accomplish several things. First, I want to report that after fourteen years of service on your Fund’s Board, including the last twelve as chairman, Tim Schwertfeger retired from the Board in June. The Board has elected me to replace him as the chairman, the first time this role has been filled by someone who is not an employee of Nuveen Investments. Electing an independent chairman marks a significant milestone in the management of your Fund, and it aligns us with what is now considered a “best practice” in the fund industry. Further, it demonstrates the independence with which your Board has always acted on your behalf.

Following Tim will not be easy. During my eleven previous years on the Nuveen Fund Board, I found that Tim always set a very high standard by combining insightful industry and market knowledge and sound, clear judgment. While the Board will miss his wise counsel, I am certain we will retain the primary commitment Tim shared with all of us—an unceasing dedication to creating and retaining value for Nuveen Fund shareholders. This focus on value over time is a touchstone that I and all the other Board members will continue to use when making decisions on your behalf.

Second, I also want to report that we are very fortunate to be welcoming two new Board members to our team. John Amboian, the current chairman and CEO of Nuveen Investments, has agreed to replace Tim as Nuveen’s representative on the Board. John’s presence will allow the independent Board members to benefit not only from his leadership role at Nuveen but also his broad understanding of the fund industry and Nuveen’s role within it. We also are adding Terry Toth as an independent director. A former CEO of the Northern Trust Company’s asset management group, Terry will bring extensive experience in the fund industry to our deliberations.

Third, on behalf of the entire Board, I would like to acknowledge the effort the whole Nuveen organization is making to resolve the auction rate preferred share situation in a satisfactory manner. As you know, we are actively pursuing a number of possible solutions, all with the goal of providing liquidity for preferred shareholders while preserving the potential benefits of leverage for common shareholders. We appreciate the patience you have shown as we’ve worked through the many details involved.

Finally, I urge you to take the time to review the Portfolio Managers’ Comments, the Common Share Distribution and Share Price Information, and the Performance Overview sections of this report. All of us are grateful that you have chosen Nuveen Investments as a partner as you pursue your financial goals, and, on behalf of myself and the other members of your Fund’s Board, let me say we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
August 22, 2008

 Portfolio Managers’ COMMENTS

Nuveen Investments Closed-End Funds	JDD

JDD features portfolio management by teams at four separate sub-advisers.

NWQ Investment Management Company, LLC, (NWQ), an affiliate of Nuveen Investments, invests its portion of the Fund’s assets in dividend-paying common stocks. Jon Bosse, Chief Investment Officer of NWQ, leads the Fund’s management team at that firm. He has more than 22 years of corporate finance and investment management experience.

The real estate portion of the Fund investment portfolio is managed by a team at Security Capital Research & Management Incorporated, (Security Capital), a wholly-owned subsidiary of JPMorgan Chase & Co. Anthony R. Manno Jr. and Kenneth D. Statz, who each have more than 27 years experience in managing real estate investments, lead the team.

Symphony Asset Management, LLC, (Symphony), an affiliate of Nuveen Investments, invests its portion of the Fund’s assets primarily in senior loans. The Symphony team is led by Gunther Stein and Lenny Mason, who have more than 25 years of combined investment management experience.

Wellington Management Company, LLP (Wellington), invests its portion of the Fund’s assets in emerging markets sovereign debt. James W. Valone, who has more than 18 years of investment management experience, heads the team.

Here representatives from NWQ, Symphony, Security Capital, and Wellington talk about the markets, their management strategies and the performance of the Fund for the six-month period ending June 30, 2008.

IN THIS ENVIRONMENT, WHAT KEY STRATEGIES WERE USED TO MANAGE THE FUND?

For the equity portion of the Fund’s portfolio, we continued to employ an opportunistic, bottom-up strategy that focused on identifying undervalued companies possessing favorable risk/reward characteristics as well as emerging catalysts that can unlock value or improve profitability. These catalysts included management changes, restructuring efforts, recognition of hidden assets, or a positive change in the underlying fundamentals. We also focused on downside protection, and paid a great deal of attention to a company’s balance sheet and cash flow statement, not just the income statement. We believed that cash flow analysis offered a more objective and truer picture of a company’s financial position than an evaluation based on earnings alone.

Discussions of specific investments are for illustrative purposes only and are not intended as recommendations of individual investments. The views expressed in this commentary represent those of the portfolio managers as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Fund disclaims any obligation to advise shareholders of such changes.

During this extremely challenging period, our bias has been to tread lightly in the financial sector with an underweight position relative to the index. While we have made adjustments to our financial holdings, we have not drastically altered our positions. The Fund’s investments within the sector continued to be diversified with the bulk of the holdings seemingly well-capitalized. In March, we trimmed our stakes in Bank of America Corporation and JPMorgan Chase & Co., and eliminated IndyMac Bancorp in early May. We had hoped that IndyMac would be able to raise capital, either through equity issuance or by selling certain assets such as its reverse mortgage business. However, as it became more evident that the company’s options for raising capital were greatly diminished, we eliminated the position. (On July 11, 2008, after the close of this reporting period, IndyMac Bancorp filed for bankruptcy protection.) Beyond the financial sector, we established a new position in POSCO, a Korean steelmaker, and added to our stake in Motorola, Inc. Conversely, we eliminated Clear Channel Communications, Inc. and trimmed several other positions.

For the portion of the Fund’s portfolio invested primarily in REIT securities, we sought to maintain significant property type and geographic diversification while taking into account company credit quality, sector, and security-type allocations. Investment decisions were based on a multi-layered analysis of the company, the real estate it owns, its management, and the relative price of the security, with a focus on securities that we believed would be best positioned to generate sustainable income and potential price appreciation over the long-run.

Across all real estate sectors, we favored companies with properties located in the strongest markets. Generally, these markets were defined by “high barrier to entry” which constrained new construction—a condition that in the past has indicated long-term potential to provide significant value enhancement and a real inflation hedge.

For the senior loan portion of the Fund, we continued to use fundamental analysis to select loans that we believed offered strong asset coverage and attractive risk-adjusted returns. During this period, we avoided many loans issued by autos and homebuilders, companies that generally require a confident U.S. consumer and healthy U.S. economy to perform well. We also avoided many smaller loans that were done to finance leveraged buyouts. We didn’t believe there was sufficient value in these loans to compensate for the potential illiquidity and volatility if the earnings of the companies issuing loans remained challenged.

Although the loan portfolios suffered as a result of a broad-based sell-off, the market dislocation also provided an opportunity to buy loans in good companies with strong covenants at attractive prices. We focused on adding quality senior loans to the portfolio, which often were priced at a discount to par and were structured with strong covenant protection. We also continued to avoid the vast majority of second lien loans. Similar to smaller loans, we didn’t believe that second lien loans offered sufficient additional yield to compensate investors for potentially increased volatility and lower recovery rates.

In the emerging markets sovereign debt potion of the Fund, we were neutral to somewhat cautious during the period as the global backdrop for the market remained challenging. Inflation continued to be a significant concern for most developing countries, and the response of policy makers to rising prices was mixed. Country selection continued to be extremely important, and our holdings remained concentrated in countries with solid credit quality.

Past performance does not guarantee future results. Current performance may be higher or lower than the data shown.

Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. For additional information, see the individual Performance Overview for the Fund in this report.

1 Comparative benchmark performance is a blended return consisting of: 1) 18.75% of the return of the Russell 3000 Value Index, which measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values, 2) 6.25% of the return of the MSCI EAFE ex-Japan Value Index, a capitalization weighted index that selects the lower 50% of the price-to-book ranked value stocks traded in the developed markets of Europe, Asia and the Far East, excluding Japan, 3) 25% of the return of the Dow Jones Wilshire Real Estate Securities Index, an unmanaged, market capitalization-weighted index comprised of publicly traded REITs and real estate companies, 4) 25% of the return of the JP Morgan EMBI Global Diversified Index, which tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging markets sovereign and quasi sovereign entities, and 5) 25% of the return of the CSFB Leveraged Loan Index, which consists of approximately $150 billion of tradable term loans with at least one year to maturity and rated BBB or lower. Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.
6

There also continued to be large differences between countries within emerging markets, with the market distinguishing between countries based on their policy framework, balance-of-payments and economic vulnerabilities, and political risks. Consequently, our risk positions were concentrated in countries with sound credit underpinnings, such as Brazil and Russia.

By the end of the period, we were relatively underweighted countries heavily dependent on the U.S. for exports or remittances capital flows. Countries with weak banking sectors and poor balance-of-payment positions, located primarily in Eastern Europe, were another area we looked to avoid.

HOW DID THE FUND PERFORM OVER THE SIX-MONTH PERIOD?

The performance of JDD, as well as a comparative benchmark, is presented in the accompanying table.

Cumulative Total Returns on Common Share Net Asset Value
For the six months ended 6/30/08

JDD	–9.64%
Comparative Benchmark[1]	–5.69%

For the six months ended June 30, 2008 the total return on common share net asset value for the Fund underperformed their unleveraged, unmanaged comparative benchmark.

One of the key factors in the performance of the Fund, relative to that of the benchmark, was the Fund’s use of financial leverage. Although leveraging provides opportunities for additional income and total returns for common shareholders, it can also expose shareholders to additional risk—especially when market conditions are unfavorable. With the steep decrease in prices in many domestic and international markets during this period, the impact of these valuation changes on the Fund’s return was magnified by the use of leverage. However, we firmly believe that the use of this strategy should work to the benefit of the Fund’s common shareholders over the long term.

Looking specifically at the equity portion of the portfolio, ongoing disruptions in the capital markets contributed to declines in our financial sector holdings. These stocks were battered by concerns of increased credit losses and write-downs, struggles in accessing the capital markets, and rumors regarding the continued viability of some companies. There also were concerns that existing shareholders would be diluted as these companies raised additional capital. While finding downside protection in the financial sector was extremely difficult, this environment also meant that many well-capitalized firms with the staying power to survive and prosper sometimes were trading at extremely compelling valuations.

The markets’ concerns and fears were not solely concentrated on the financial sector. We also witnessed steep declines in consumer cyclical stocks such as traditional retailers and autos —

areas where we did not have significant exposure. We did have some consumer discretionary exposure with our investments in CBS Corp., Gannett Co. Inc., and Newell Rubbermaid Inc. Shares of Motorola Inc. also performed poorly during the period, in part because of problems within the company’s handset division. Following the tremendous success of their innovative RAZR cell phones, delays in new product introductions have contributed to lackluster sales and lost market share. We believe that new management is addressing the company’s challenges and we remain positive on the holding.

Conversely, record crude prices and strong operating fundamentals contributed to gains for our energy holdings, which included Chevron Corp., Conoco Phillips, ENI S.p.A., and Total S.A.. Our investments in Caterpillar Inc. and POSCO also posted modest gains during a very weak environment for stocks. We should also mention that we held several companies that were operationally doing very well, yet their stock price did not reflect these positive attributes. These included Lockheed Martin Corp., Pitney Bowes Inc., and Raytheon Co, where we believe the market did not acknowledge their relatively strong balance sheets and other fundamentals.

Looking at the Fund’s preferred stock holdings, risk premiums increased as the extent of the sub-prime market problems became clearer and several financial firms, including Lehman Brothers and Bear Stearns, became distressed. In addition, many firms issued new preferred securities, which in turn forced a general re-pricing of existing issues. The Fund’s finance and investment, brokerage and banking sectors holdings generally hurt overall performance during this period. The best performing sectors were basic industries, energy and insurance. The portfolio was positioned conservatively during the period with an underweight in financials and an overweight in industrials and utilities.

In a very volatile and generally negative period for real estate securities, many of the Fund’s REIT investments lost ground. However, the Fund’s allocation to securities perceived to be especially defensive benefited relative performance. The market also rewarded the Fund’s strong allocation to multi-family companies as the fundamental outlook for apartments remained solid despite the pressures in the single family housing markets.

Another factor weighing on overall Fund performance was its portfolio of senior loans, which generally performed poorly over the period. One larger individual position which constrained performance over the period was Michael Foods, Inc. However, we did see relatively strong results from our Tribune Company and Alltel positions.

The Fund’s emerging markets sovereign debt holdings benefited from small overweightings to Brazil and Peru. Specific security selection in Venezuela and overall yield curve positioning in Argentina also benefited the portfolio. However, an underweight to Africa, specifically Egypt and Gabon detracted from relative performance as the region out performed emerging markets as a whole over the period.

RECENT DEVELOPMENTS IN THE AUCTION RATE PREFERRED SECURITIES (ARPS) MARKETS

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the preferred shares issued by the Fund than there were offers to buy. This meant that these auctions “failed to clear” and that many or all auction preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This decline in liquidity in auction preferred shares did not lower the credit quality of these shares, and auction preferred shareholders unable to sell their shares received distributions at the “maximum rate” applicable to failed auctions as calculated in accordance with the pre-established terms of the auction preferred shares. At the time this report was prepared, the Fund’s managers could not predict when future auctions might succeed in attracting sufficient buyers for the shares offered, if ever. The Fund’s managers are working diligently to refund the auction preferred shares, and have made progress in these efforts, but at present there is no assurance that these efforts will succeed. These developments generally do not affect the management or investment policies of the Fund. However, one implication of these auction failures for common shareholders is that the Fund’s cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Fund’s future common share earnings may be lower than they otherwise would have been.

For current, up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at: http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.aspx.

Common Share
Distribution and Share Price
INFORMATION

We are providing you with information regarding your Fund’s distributions. This information is as of June 30, 2008, and likely will vary over time based on the Fund’s investment activities and portfolio investment value changes.

The Fund employs financial leverage through the issuance of FundPreferred shares, as well as through bank borrowings. Financial leverage provides the potential for higher earnings (net investment income), total returns and distributions over time, but — as noted earlier — also increases the variability of common shareholders’ net asset value per share in response to changing market conditions. Over the reporting period, the impact of financial leverage on the Fund’s net asset value per share contributed positively to the income return and detracted from the price return. The overall impact of financial leverage detracted from the Fund’s total return.

The Fund has a managed distribution program. The goal of a managed distribution program is to provide common shareholders with relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular distributions. As a result, regular common share distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•	The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund’s past or future investment performance from its current distribution rate.

•	Actual common share returns will differ from projected long-term returns (and therefore the Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each distribution is expected to be paid from some or all of the following sources:

•	net investment income (regular interest and dividends),

•	realized capital gains, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•	A non-taxable distribution is a payment of a portion of the Fund’s capital. When the Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, it will represent a portion of your original principal unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•	Because distribution source estimates are updated during the year based on the Fund’s performance and forecast for its current fiscal year (which is the calendar year for the Fund), estimates on the nature of your distributions provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund’s IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides estimated information regarding the Fund’s common share distributions and total return performance for the six months ended June 30, 2008. The distribution information is presented on a tax basis rather than on a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Fund’s returns for the specified time period was sufficient to meet the Fund’s distributions.

3 The Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, 2007 and December 31, 2006, and pay required federal corporate income taxes on these amounts. As reported on Form 2439, Common shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The total returns “Including retained gain tax credit/refund” include the economic benefit to Common shareholders on record date of these tax credits/refunds.

As of 6/30/08 (Common Shares)	JDD
Inception date	9/25/03
Six months ended June 30, 2008:
Per share distribution:
From net investment income	$0.40
From realized capital gains	—
From return of capital	0.34

Total per share distribution	$0.74

Distribution rate on NAV	5.36%

Annualized total returns:
Excluding retained gain tax credit/refund[3]:
Six-Month (Cumulative) on NAV	–9.64%
1-Year on NAV	–17.77%
Since inception on NAV	7.85%

Including retained gain tax credit/refund[3]:
Six-Month (Cumulative) on NAV	N/A
1-Year on NAV	–16.37%
Since inception on NAV	8.58%

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

The Board of Directors/Trustees for each of Nuveen’s 120 closed-end funds approved a program, effective August 7, 2008, under which each fund may repurchase up to 10% of its common shares.

As of June 30, 2008, the Fund was trading at a –12.82% discount to its common share NAV, compared with an average discount of –10.20% for the entire six-month period.

Fund Snapshot
Common Share Price	$12.04

Common Share Net Asset Value	$13.81

Premium/(Discount) to NAV	-12.82%

Current Distribution Rate[1]	12.29%

Net Assets Applicable to Common Shares ($000)	$279,023

Industries
(as a % of total investments)[2]
Emerging Markets Debt	26.5%

Real Estate Investment Trust	21.4%

Media	5.9%

Diversified Telecommunication Services	3.3%

Oil, Gas & Consumable Fuels	3.3%

Hotels, Restaurants & Leisure	2.9%

Pharmaceuticals	2.6%

Health Care Providers & Services	2.4%

Aerospace & Defense	1.9%

Insurance	1.9%

Electric Utilities	1.8%

Commercial Services & Supplies	1.6%

Short-Term Investments	5.0%

Other	19.5%

JDD Performance OVERVIEW	Nuveen Diversified Dividend and Income Fund as of June 30, 2008

Portfolio Allocation (as a % of total investments)2

2007-2008 Distributions Per Common Share

Real Estate Investment Trust
Top Five Sub-Industries
(as a % of total investments)[2]
Specialized	7.8%

Residential	4.8%

Office	4.1%

Retail	4.0%

Industrial	0.7%

Emerging Markets Debt
and Foreign Corporate Bonds
Top Five Countries
(as a % of total investments)[2]
Brazil	3.0%

Russian Federation	2.5%

Peru	2.4%

Mexico	2.2%

Uruguay	1.9%

Average Annual Total Return
(Inception 9/25/03)
	On Share Price	On NAV
6-Month (Cumulative)	-10.65%	-9.64%

1-Year	-27.50%	-17.77%

Since Inception	4.33%	7.85%

Average Annual Total Return[3]
(Including retained gain tax credit/refund)
	On Share Price	On NAV
6-Month (Cumulative)	N/A	N/A

1-Year	-26.10%	-16.37%

Since Inception	5.13%	8.58%

Common Share Price Performance — Weekly Closing Price

1	Current Distribution Rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

2	Excluding derivative transactions.

3	As previously explained in the Common Share Distribution and Share Price Information Section of this report, the Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, 2007 and December 31, 2006, and pay required federal corporate income taxes on these amounts. These standardized total returns include the economic benefit to Common shareholders of record of this tax credit/refund.

Shareholder Meeting Report

The Annual Meeting of Shareholders was held in the offices of Nuveen Investments on June 30, 2008.

	JDD
Approval of the Board Members was reached as follows:
	Common and
	FundPreferred	FundPreferred
	shares voting	shares voting
	together	together
	as a class	as a class
John P. Amboian
For	18,337,762	—
Withhold	230,643	—

Total	18,568,405	—

William C. Hunter
For	—	4,081
Withhold	—	199

Total	—	4,280

David J. Kundert
For	18,328,903	—
Withhold	239,502	—

Total	18,568,405	—

William J. Schneider
For	—	4,081
Withhold	—	199

Total	—	4,280

Terence J. Toth
For	18,329,642	—
Withhold	238,763	—

Total	18,568,405	—

JDD	Nuveen Diversified Dividend and Income Fund Portfolio of INVESTMENTS June 30, 2008 (Unaudited)

Shares	Description (1)	Value

	Common Stocks – 35.3% (22.1% of Total Investments)
	Aerospace & Defense – 2.0%
25,700	Lockheed Martin Corporation	$2,535,562
52,200	Raytheon Company	2,937,816

	Total Aerospace & Defense	5,473,378
	Capital Markets – 1.0%
84,000	JPMorgan Chase & Co.	2,882,040
	Commercial Banks – 1.0%
80,000	Bank of America Corporation	1,909,600
65,000	Wachovia Corporation	1,009,450

	Total Commercial Banks	2,919,050
	Commercial Services & Supplies – 1.7%
135,100	Pitney Bowes Inc.	4,606,910
	Communications Equipment – 1.0%
385,300	Motorola, Inc.	2,828,102
	Containers & Packaging – 0.7%
95,000	Packaging Corp. of America	2,043,450
	Diversified Financial Services – 0.5%
75,100	Citigroup Inc.	1,258,676
	Diversified Telecommunication Services – 3.1%
77,500	AT&T Inc.	2,610,975
90,000	KT Corporation, Sponsored ADR	1,918,800
52,500	Telecom Italia S.p.A., Sponsored ADR	1,047,900
87,000	Verizon Communications Inc.	3,079,800

	Total Diversified Telecommunication Services	8,657,475
	Electric Utilities – 1.2%
32,200	EDP – Energias de Portugal, S.A., Sponsored ADR	1,681,787
118,000	Korea Electric Power Corporation, Sponsored ADR	1,714,540

	Total Electric Utilities	3,396,327
	Food Products – 0.4%
39,722	Kraft Foods Inc.	1,130,091
	Hotels, Restaurants & Leisure – 1.8%
126,900	Starwood Hotels & Resorts Worldwide, Inc.	5,084,883
	Household Durables – 0.7%
112,000	Newell Rubbermaid Inc.	1,880,480
	Household Products – 1.6%
73,000	Kimberly-Clark Corporation	4,363,940
	Industrial Conglomerates – 0.9%
88,200	General Electric Company	2,354,058
	Insurance – 2.6%
75,000	Genworth Financial Inc., Class A	1,335,750
65,400	Hartford Financial Services Group, Inc.	4,222,878
40,000	Travelers Companies, Inc.	1,736,000

	Total Insurance	7,294,628
	Machinery – 0.9%
32,700	Caterpillar Inc.	2,413,914

JDD	Nuveen Diversified Dividend and Income Fund (continued) Portfolio of INVESTMENTS June 30, 2008 (Unaudited)

Shares	Description (1)	Value
	Media – 0.9%
55,000	CBS Corporation, Class B	$1,071,950
66,400	Gannett Company Inc.	1,438,888

	Total Media	2,510,838
	Metals & Mining – 0.6%
13,000	POSCO, ADR	1,687,140
	Multi-Utilities – 0.8%
82,800	United Utilities PLC, Sponsored ADR	2,262,510
	Oil, Gas & Consumable Fuels – 4.9%
33,000	Chevron Corporation	3,271,290
37,900	ConocoPhillips	3,577,381
57,500	Eni S.p.A., Sponsored ADR	4,268,225
30,000	Total S.A., Sponsored ADR	2,558,100

	Total Oil, Gas & Consumable Fuels	13,674,996
	Paper & Forest Products – 0.9%
71,100	International Paper Company	1,656,630
97,000	Stora Enso Oyj, Sponsored ADR	910,859

	Total Paper & Forest Products	2,567,489
	Pharmaceuticals – 2.6%
60,000	GlaxoSmithKline PLC, ADR	2,653,200
140,000	Pfizer Inc.	2,445,800
68,000	Sanofi-Aventis, ADR	2,259,640

	Total Pharmaceuticals	7,358,640
	Thrifts & Mortgage Finance – 0.9%
129,200	Federal National Mortgage Association	2,520,692
	Tobacco – 2.6%
57,400	Altria Group, Inc.	1,180,144
47,000	Lorillard Inc.	3,250,520

57,400	Philip Morris International	2,834,986

	Total Tobacco	7,265,650

	Total Common Stocks (cost $99,338,871)	98,435,357

Shares	Description (1)	Value

	Real Estate Investment Trust Common Stocks – 34.2% (21.4% of Total Investments)
	Industrial – 1.2%
118,000	First Industrial Realty Trust, Inc.	$3,241,460

	Office – 6.5%
54,400	Boston Properties, Inc.	4,907,968
200,300	Brandywine Realty Trust	3,156,728
149,200	Mack-Cali Realty Corporation	5,098,164
61,900	SL Green Realty Corporation	5,120,368

	Total Office	18,283,228
	Residential – 7.7%
45,516	Apartment Investment & Management Company, Class A	1,550,275
57,500	AvalonBay Communities, Inc.	5,126,700
106,400	Camden Property Trust	4,709,264
133,500	Equity Residential	5,109,045
169,300	Post Properties, Inc.	5,036,675

	Total Residential	21,531,959

Shares	Description (1)				Value
	Retail – 6.3%
73,500	Federal Realty Investment Trust				$5,071,500
82,200	Macerich Company				5,107,086
56,600	Simon Property Group, Inc.				5,087,774
152,400	Westfield Group				2,378,479

	Total Retail				17,644,839
	Specialized – 12.5%
130,500	Cogdell Spencer Inc.				2,120,625
473,300	DiamondRock Hospitality Company				5,154,237
347,300	Extra Space Storage Inc.				5,334,528
149,200	Health Care Property Investors Inc.				4,746,052
309,000	Host Hotels & Resorts Inc.				4,217,850
37,174	Public Storage, Inc.				3,003,287
260,000	Senior Housing Properties Trust				5,077,800

120,500	Ventas Inc.				5,129,685

	Total Specialized				34,784,064

	Total Real Estate Investment Trust Common Stocks (cost $97,085,831)				95,485,550

Principal
Amount (000)	Description (1)	Weighted Average Coupon	Maturity (3)	Ratings (2)	Value

	Variable Rate Senior Loan Interests – 39.9% (25.0% of Total Investments) (4)
	Aerospace & Defense – 1.1%
$1,166	Hexcel Corporation, Term Loan B	4.504%	3/01/12	BB+	$1,148,509
1,582	Vought Aircraft Industries, Inc., Term Loan	4.990%	12/22/11	Ba3	1,539,931
364	Vought Aircraft Industries, Inc., Tranche B, Letter of Credit	4.953%	12/22/10	Ba3	347,727

3,112	Total Aerospace & Defense				3,036,167

	Auto Components – 0.7%
458	Gen Tek Inc., Additional Term Loan B	4.750%	2/28/11	BB–	429,980
1,703	Gen Tek Inc., Term Loan B	4.750%	2/28/11	BB–	1,598,796

2,161	Total Auto Components				2,028,776
	Building Products – 0.9%
780	Armstrong World Industries, Inc., Tranche B, Term Loan	4.233%	10/02/13	BBB–	757,634
969	Stile Acquisition Corporation, Canadian Term Loan	4.893%	4/05/13	BB–	900,121
971	Stile Acquisition Corporation, Term Loan B	4.892%	4/05/13	BB–	901,654

2,720	Total Building Products				2,559,409
	Chemicals – 2.3%
400	Celanese Holdings LLC, Credit Linked Deposit	2.458%	4/02/14	BB+	381,313
1,584	Celanese Holdings LLC, Term Loan	4.188%	4/02/14	BB+	1,509,998
986	Georgia Gulf Corporation, Term Loan	4.950%	10/03/13	Ba3	951,858
1,965	Hexion Specialty Chemicals, Inc., Term Loan C-4	5.000%	5/05/13	Ba3	1,773,412
1,940	Rockwood Specialties Group, Inc., Term Loan E	4.399%	7/30/12	BB+	1,873,486

6,875	Total Chemicals				6,490,067
	Commercial Services & Supplies – 1.0%
105	Aramark Corporation, Letter of Credit	4.875%	1/24/14	BB	99,612
1,658	Aramark Corporation, Term Loan	4.676%	1/24/14	BB	1,567,961
1,097	Berry Plastics Holding Corporation, Term Loan	4.784%	4/03/15	BB–	996,121

2,860	Total Commercial Services & Supplies				2,663,694
	Containers & Packaging – 1.3%
2,815	Graham Packaging Company, L.P., Term Loan	4.982%	10/07/11	B+	2,709,501
175	Smurfit-Stone Container Corporation, Deposit-Funded Commitment	4.684%	11/01/10	BB	170,027
196	Smurfit-Stone Container Corporation, Term Loan B	4.637%	11/01/11	BB	190,621
372	Smurfit-Stone Container Corporation, Term Loan C	4.644%	11/01/11	BB	362,096
117	Smurfit-Stone Container Corporation, Tranche C-1	4.500%	11/01/11	BB	113,643

3,675	Total Containers & Packaging				3,545,888

JDD	Nuveen Diversified Dividend and Income Fund (continued) Portfolio of INVESTMENTS June 30, 2008 (Unaudited)

Principal
Amount (000)	Description (1)	Weighted Average Coupon	Maturity (3)	Ratings (2)	Value
	Diversified Consumer Services – 0.7%
$1,970	Weight Watchers International, Inc., Term Loan B	4.250%	1/26/14	BB+	$1,917,056
	Diversified Telecommunication Services – 2.2%
1,985	Alltel Communications, Inc., Term Loan B-3	5.232%	5/18/15	BB–	1,975,075
1,945	Intelsat,Tranche B, Term Loan	5.184%	7/01/13	BB–	1,897,956
1,965	MetroPCS Wireless, Inc., Term Loan	4.989%	11/03/13	Ba3	1,882,102
465	Verifone, Inc., Term Loan B	5.650%	10/31/13	BB	446,400

6,360	Total Diversified Telecommunication Services				6,201,533
	Electric Utilities – 1.7%
1,702	Dynegy Holdings, Inc., Delayed Term Loan	3.983%	4/02/13	Ba1	1,605,957
296	Dynegy Holdings, Inc., Term Loan	3.983%	4/02/13	Ba1	278,935
1,990	TXU Corporation, Term Loan B-2	6.235%	10/10/14	Ba3	1,846,139
995	TXU Corporation, Term Loan B-3	6.262%	10/10/14	Ba3	922,385

4,983	Total Electric Utilities				4,653,416
	Electrical Equipment – 0.5%
1,409	Sensus Metering Systems, Inc., Term Loan B-1	4.652%	12/17/10	BB	1,338,261
36	Sensus Metering Systems, Inc., Term Loan B-2	4.483%	12/17/10	BB	34,489

1,445	Total Electrical Equipment				1,372,750
	Electronic Equipment & Instruments – 0.3%
980	Sensata Technologies B.V., Term Loan	4.663%	4/27/13	BB	910,584
	Food Products – 1.5%
1,990	Dean Foods Company Term Loan	4.305%	4/02/14	BB	1,886,821
2,315	Michael Foods, Inc., Term Loan B	4.867%	11/21/10	BB–	2,268,836

4,305	Total Food Products				4,155,657
	Gas Utilities – 0.7%
2,000	Energy Transfer Partners LP, Term Loan	4.508%	11/01/12	BBB–	1,953,929
	Health Care Equipment & Supplies – 1.0%
240	Bausch & Lomb, Inc., Delayed Draw, Term Loan, (5)	4.130%	4/24/15	BB–	232,875
1,592	Bausch & Lomb, Inc., Term Loan	5.946%	4/24/15	BB–	1,563,643
995	Biomet, Inc., Term Loan	5.801%	3/24/15	BB–	976,815

2,827	Total Health Care Equipment & Supplies				2,773,333
	Health Care Providers & Services – 3.9%
96	Community Health Systems, Inc., Delayed Draw, Term Loan, (5), (6)	1.000%	7/25/14	BB	(5,364)
1,872	Community Health Systems, Inc., Term Loan	4.859%	7/25/14	BB	1,767,111
1,265	DaVita Inc., Term Loan B-1	4.084%	10/05/12	BB+	1,218,091
1,970	HCA, Inc., Term Loan	5.051%	11/18/13	BB	1,852,940
1,886	Health Management Associates, Inc., Term Loan	4.551%	2/28/14	BB–	1,758,006
1,038	LifePoint Hospitals, Inc., Term Loan B	4.274%	4/18/12	BB	1,013,477
1,955	Quintiles Transnational Corporation, Term Loan B	4.810%	3/29/13	BB	1,893,906
188	United Surgical Partners International, Inc., Delayed Term Loan	4.918%	4/18/14	Ba3	170,565
1,242	United Surgical Partners International, Inc., Term Loan	5.490%	4/18/14	Ba3	1,155,375

11,512	Total Health Care Providers & Services				10,824,107
	Hotels, Restaurants & Leisure – 2.8%
1,955	24 Hour Fitness Worldwide, Inc., Term Loan B	5.097%	6/08/12	Ba3	1,847,475
769	CBRL Group, Inc., Term Loan B-1	4.290%	4/28/13	Ba2	727,540
92	CBRL Group, Inc., Term Loan B-2	4.290%	4/28/13	BB	87,445
1,945	Penn National Gaming, Inc., Term Loan B	4.533%	10/03/12	BBB–	1,889,622
89	Travelport LLC, Letter of Credit	5.051%	8/23/13	BB–	80,498
445	Travelport LLC, Term Loan	4.733%	8/23/13	BB–	401,185
600	Venetian Casino Resort LLC, Delayed Draw Term Loan	4.560%	5/23/14	BB	547,958
2,376	Venetian Casino Resort LLC, Term Loan	4.550%	5/23/14	BB	2,169,915

8,271	Total Hotels, Restaurants & Leisure				7,751,638

Principal
Amount (000)	Description (1)	Weighted Average Coupon	Maturity (3)	Ratings (2)	Value
	Independent Power Producers & Energy Traders – 1.2%
$750	Kgen LLC, Synthetic Letter of Credit	4.500%	2/05/14	BB	$716,250
1,231	Kgen LLC, Term Loan B	4.563%	2/05/14	BB	1,175,844
469	NRG Energy Inc., Credit Linked Deposit	2.701%	2/01/13	Ba1	447,495
957	NRG Energy Inc., Term Loan	4.301%	2/01/13	Ba1	913,558

3,407	Total Independent Power Producers & Energy Traders				3,253,147
	Insurance – 0.3%
1,162	Conseco, Inc., Term Loan	4.483%	10/10/13	Ba3	1,014,037
	IT Services – 1.3%
1,985	First Data Corporation, Term Loan B-1	5.261%	9/24/14	BB–	1,827,193
2,032	SunGard Data Systems, Inc., Term Loan B	4.508%	2/28/14	BB	1,928,863

4,017	Total IT Services				3,756,056
	Media – 8.6%
1,980	CanWest Mediaworks LP, Term Loan	4.649%	7/10/15	Ba2	1,866,150
988	Cequel Communications LLC, Term Loan B	4.724%	11/05/13	BB–	928,003
2,189	Charter Communications Operating Holdings LLC, Term Loan	4.900%	3/06/14	B+	1,927,065
1,955	CSC Holdings, Inc., Term Loan	4.225%	3/29/13	BBB–	1,861,735
1,980	Discovery Communications Holdings LLC, Term Loan	4.801%	5/14/14	B+	1,946,340
1,924	Emmis Operating Company, New Term Loan	4.782%	11/01/13	B+	1,705,304
1,970	Idearc, Inc., Term Loan	4.787%	11/17/14	BB	1,580,925
973	Metro-Goldwyn-Mayer Studios, Inc., Term Loan B	6.051%	4/08/12	N/R	800,648
1,965	Neilsen Finance LLC, Term Loan	4.734%	8/09/13	Ba3	1,835,883
1,980	Tribune Company, Term Loan B	5.482%	6/04/14	B	1,497,375
933	Tribune Company, Term Loan X	5.478%	6/04/09	B	896,389
2,000	Univision Communications, Inc., Term Loan	5.149%	9/29/14	Ba3	1,651,250
2,000	UPC Broadband Holding BV, Term Loan N	4.209%	12/31/14	Ba3	1,893,500
1,904	WMG Acquisition Corporation, Term Loan	4.704%	2/28/11	BB–	1,807,649
2,000	Yell Group PLC, Term Loan	4.483%	10/27/12	Ba3	1,801,429

26,741	Total Media				23,999,645
	Metals & Mining – 0.6%
674	Amsted Industries, Inc., Delayed Draw Term Loan	4.791%	4/08/13	BB	660,804
928	Amsted Industries, Inc., Term Loan	4.720%	4/08/13	BB	909,672

1,602	Total Metals & Mining				1,570,476
	Oil, Gas & Consumable Fuels – 0.3%
387	Targa Resources, Inc., Synthetic Letter of Credit	4.783%	10/31/12	Ba3	377,742
682	Targa Resources, Inc., Term Loan B	4.654%	10/31/12	Ba3	665,361

1,069	Total Oil, Gas & Consumable Fuels				1,043,103
	Paper & Forest Products – 0.7%
1,940	Georgia-Pacific Corporation, Term Loan B	4.449%	12/21/12	BB+	1,834,865
	Pharmaceuticals – 1.5%
2,172	Mylan Laboratories Inc., Term Loan	5.750%	10/02/14	BB	2,154,766
1,975	Royalty Pharma Finance Trust, Term Loan	5.051%	4/16/13	Baa2	1,966,977

4,147	Total Pharmaceuticals				4,121,743
	Real Estate Management & Development – 0.4%
1,320	LNR Property Corporation, Term Loan B	6.030%	7/12/11	BB	1,109,625
	Road & Rail – 0.8%
111	Hertz Corporation, Letter of Credit	5.051%	12/21/12	BB+	105,417
613	Hertz Corporation, Term Loan	4.231%	12/21/12	BB+	581,533
1,767	Swift Transportation Company, Inc., Term Loan	6.125%	5/10/14	B+	1,425,000

2,491	Total Road & Rail				2,111,950
	Specialty Retail – 0.5%
1,500	TRU 2005 RE Holding Co. I LLC, Term Loan	5.459%	12/08/08	B3	1,415,625
	Textiles, Apparel & Luxury Goods – 0.5%
1,395	HBI Branded Apparel Limited, Inc., Term Loan	4.638%	9/05/13	BB+	1,352,368

JDD	Nuveen Diversified Dividend and Income Fund (continued) Portfolio of INVESTMENTS June 30, 2008 (Unaudited)

Principal
Amount (000)		Description (1)	Weighted Average Coupon	Maturity (3)	Ratings (2)	Value
		Trading Companies & Distributors – 0.6%
$922		Ashtead Group Public Limited Company, Term Loan	4.500%	8/31/11	BB+	$875,900
196		Brenntag Holdings GmbH and Co. KG, Acquisition Facility	5.794%	1/20/14	B+	184,580
804		Brenntag Holdings GmbH and Co. KG, Facility B2	5.794%	1/20/14	B+	755,418

1,922		Total Trading Companies & Distributors				1,815,898

$118,769		Total Variable Rate Senior Loan Interests (cost $118,059,562)				111,236,542

Principal
Amount (000) (7)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Emerging Markets Debt and Foreign Corporate Bonds – 42.4% (26.5% of Total Investments)
		Argentina – 1.9%
$420		Alto Parana S.A., 144A	6.375%	6/09/17	BBB+	$417,186
2,885		Argentina Republic	7.000%	4/17/17	B+	2,030,319
3,332		Republic of Argentina	3.092%	8/03/12	B+	1,796,943
1,334	ARS	Republic of Argentina	8.280%	12/31/33	B+	1,022,682

		Total Argentina				5,267,130
		Brazil – 4.7%
1,500	BRL	Banco ABN AMRO Real S.A., Reg S	16.200%	2/22/10	N/R	959,079
190		Centrais Eletricas Brasileiras S.A., 144A	7.750%	11/30/15	BBB–	205,200
400		Cia Brasileira de Bebidas	10.500%	12/15/11	BBB	459,000
1,370	BRL	Companhia Energetica de Sao Paulo, Corporate Bond, 144A	9.750%	1/15/15	Ba3	951,343
765	EUR	Federative Republic of Brazil	8.500%	9/24/12	BBB–	1,303,823
295		Federative Republic of Brazil	8.750%	2/04/25	BBB–	369,930
590		Globo Comunicacao Participacoes, S.A., 144A	7.250%	4/26/22	BB+	587,050
405		ISA Capital do Brasil S.A., 144A	8.800%	1/30/17	BB	422,213
1,955		National Development Company, 144A	6.369%	6/16/18	Baa3	1,955,000
92	BRL	National Treasury Note of Brazil	6.000%	8/15/10	BBB+	973,515
200	BRL	National Treasury Note of Brazil	6.000%	5/15/15	BB+	2,008,988
185	BRL	National Treasury Note of Brazil	10.000%	1/01/17	BBB+	903,235
930		Petrobras International Finance Company	5.875%	3/01/18	BBB	899,258
535		Petrobras International Finance Company	8.375%	12/10/18	BBB	612,575
1,100	BRL	RBS Zero Hora Editora Jornalistica S.A., 144A	11.250%	6/15/17	BB–	549,794

		Total Brazil				13,160,003
		Chile – 2.4%
565		Celulosa Arauco Y Constitucion	5.625%	4/20/15	BBB+	549,182
600		Coldelco Inc., Reg S	6.375%	11/30/12	Aa3	632,390
450		Corporacion Nacional del Cobre de Chile, Reg S	5.625%	9/21/35	Aa3	399,403
1,245		Corporacion Nacional del Cobre de Chile, Reg S	6.150%	10/24/36	Aa3	1,202,618
430		Corporacion Nacional del Cobre, 144A	5.500%	10/15/13	Aa3	435,836
1,765		Corporacion Nacional del Cobre, 144A	4.750%	10/15/14	Aa3	1,699,594
245		Empresa Nacional del Petroleo, Reg S	6.750%	11/15/12	A	255,660
1,100		Empresa Nacional del Petroleo, 144A	4.875%	3/15/14	A	1,041,868
550		Enersis S.A.	7.375%	1/15/14	BBB	584,855

		Total Chile				6,801,406
		Colombia – 1.0%
175		Bancolombia S.A.	6.875%	5/25/17	Baa3	173,250
650,000	COP	Bogota Distrito Capital, 144A	9.750%	7/26/28	BB+	251,647
470		EEB International Limited, 144A	8.750%	10/31/14	BB	500,550
350		Republic of Colombia	8.250%	12/22/14	BBB–	399,875
1,023,000	COP	Republic of Colombia	12.000%	10/22/15	BB+	557,702
597,000	COP	Republic of Colombia	9.850%	6/28/27	BB+	244,216
635		TGI International Inc., 144A	9.500%	10/03/17	BB	681,831

		Total Colombia				2,809,071
		Costa Rica – 0.2%
225		Republic of Costa Rica, Reg S	8.050%	1/31/13	BB+	246,375
310		Republic of Costa Rica, Reg S	6.548%	3/20/14	BB+	323,950

		Total Costa Rica				570,325

Principal
Amount (000) (7)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Cote d’Ivoire (Ivory Coast) – 0.4%
$134,000	NGN	African Development Bank, (8)	9.000%	5/17/10	AAA	$1,140,220
		Ecuador – 0.2%
615		Republic of Ecuador, Reg S	10.000%	8/15/30	B–	602,700
		Egypt – 0.6%
2,875	EGP	Egypt Republic, Treasury Bill	0.000%	9/30/08	BBB–	525,310
1,750	EGP	Egypt Republic, Treasury Bill	0.000%	10/07/08	BBB–	318,895
3,100	EGP	Egypt Republic, Treasury Bill, (8)	0.000%	10/21/08	BBB–	563,507
700	EGP	Egypt Republic, Treasury Bill	0.000%	11/04/08	BBB–	126,809

		Total Egypt				1,534,521
		Gabon – 1.3%
3,360		Republic of Gabon, 144A	8.200%	12/12/17	BB–	3,511,200
		Hungary – 0.4%
180,800	HUF	Republic of Hungary, Treasury Bill	6.000%	10/24/12	BBB+	1,072,433
		India – 0.4%
1,205		Vedanta Resources PLC, 144A, WI/DD	9.500%	7/18/18	Ba1	1,205,000
		Indonesia – 2.1%
315		Excelcomindo Finance Company B.V., 144A	7.125%	1/18/13	Ba2	316,178
1,195		Majapahit Holdings B.V., 144A	7.250%	10/17/11	BB–	1,196,494
875		Majapahit Holdings B.V., 144A	7.875%	6/29/37	BB–	748,125
885		Majapahit Holdings B.V., Reg S	7.750%	10/17/16	BB–	831,642
670		Republic of Indonesia, 144A, WI/DD, (8)	6.750%	3/10/14	BB–	662,885
3,415,000	IDR	Republic of Indonesia	11.000%	11/15/20	BB+	314,826
2,000		Republic of Indonesia	7.750%	1/17/38	BB–	1,890,000

		Total Indonesia				5,960,150
		Israel – 0.6%
1,115		Israel Electric Corporation Limited, 144A	7.250%	1/15/19	BBB+	1,140,235
585		State of Israel	5.500%	11/09/16	A1	600,589

		Total Israel				1,740,824
		Kazakhstan – 0.5%
1,085		KazMuniaGaz Finance Subsidiary, WI/DD	9.125%	7/02/18	Baa1	1,083,644
279		Tengizchevroil LLP, 144A	6.124%	11/15/14	BBB–	269,537

		Total Kazakhstan				1,353,181
		Luxembourg – 0.3%
455		Evraz Group S.A., 144A	8.875%	4/24/13	BB–	457,821
455		Evraz Group S.A., 144A	9.500%	4/24/18	BB–	458,413

		Total Luxembourg				916,234
		Malaysia – 1.6%
950		Penerbangan Malaysia Berhad, Reg S	5.625%	3/15/16	A–	979,307
525		Pertoliam Nasional Berhad, Reg S	7.625%	10/15/26	A–	629,098
1,125		Petronas Capital Limited, Reg S	7.000%	5/22/12	A1	1,210,698
1,100		Republic of Malaysia	8.750%	6/01/09	A–	1,147,286
550		Sarawak International Inc.	5.500%	8/03/15	A–	520,501

		Total Malaysia				4,486,890
		Mexico – 3.5%
895		Conproca S.A., Reg S	12.000%	6/16/10	BBB–	1,006,875
6,125	MXN	Mexico Bonos de DeSarrollo	7.750%	12/14/17	A+	539,563
1,925		Pemex Project Funding Master Trust, 144A, Reg S	4.076%	6/15/10	BBB+	1,935,106
2,450		Pemex Project Funding Master Trust, 144A	5.750%	3/01/18	BBB+	2,431,625
6,575	MXN	United Mexican States	8.000%	12/19/13	A+	611,655
1,175		United Mexican States	6.750%	9/27/34	BBB+	1,249,613
1,922		United Mexican States	6.050%	1/11/40	BBB+	1,857,613

		Total Mexico				9,632,050
		Morocco – 0.4%
815	EUR	Kingdom of Morocco, Reg S	5.375%	6/27/17	BBB–	1,177,036

JDD	Nuveen Diversified Dividend and Income Fund (continued) Portfolio of INVESTMENTS June 30, 2008 (Unaudited)

Principal
Amount (000) (7)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Netherlands – 0.2%
$700		Intergas Finance B.V., Reg S	6.375%	5/14/17	Baa1	$627,375
		Panama – 0.8%
625		Republic of Panama	7.250%	3/15/15	BB+	675,000
1,079		Republic of Panama	9.375%	4/01/29	BB+	1,416,188

		Total Panama				2,091,188
		Peru – 3.9%
470	PEN	Republic of Peru, (8)	8.610%	3/10/10	BBB–	165,222
1,100		Republic of Peru	9.125%	2/21/12	BB+	1,248,500
2,430		Republic of Peru	9.875%	2/06/15	BB+	2,985,255
2,285		Republic of Peru	8.375%	5/03/16	BB+	2,659,740
615		Republic of Peru	8.750%	11/21/33	BB+	793,350
630		Republic of Peru	6.550%	3/14/37	BB+	639,450
1,200	PEN	Republic of Peru, Certificates of Deposit	0.000%	7/03/08	BBB–	405,160
2,800	PEN	Republic of Peru, Certificates of Deposit	0.000%	1/05/09	BBB–	924,407
1,462		Republic of Peru, Enhanced Pass Thru Notes 144A, (8)	0.000%	5/31/18	BB	992,220

		Total Peru				10,813,304
		Philippines – 0.2%
255		Bangko Sentral ng Pilippinas, Series A	8.600%	6/15/27	BB–	285,600
220		National Power Corporation, Reg S	6.888%	8/23/11	BB–	232,962

		Total Philippines				518,562
		Qatar – 0.4%
147		Ras Laffan Liquefied Natural Gas Co., Ltd., 144A	3.437%	9/15/09	A	147,297
308		Ras Laffan Liquefied Natural Gas Company Limited, Reg S	3.437%	9/15/09	A	308,378
575		Ras Laffan Liquefied Natural Gas II, Reg S	5.298%	9/30/20	A	537,970

		Total Qatar				993,645
		Russian Federation – 4.0%
170	EUR	Gaz Capital S.A., 144A	5.030%	2/25/14	A3	232,139
640		Gaz Capital S.A., 144A	6.212%	11/22/16	A3	599,552
765		Gazprom Capital S.A., 144A	7.343%	4/11/13	A3	786,038
765		Gazprom Capital S.A., 144A	8.146%	4/11/18	A3	794,644
586		GazStream S.A., 144A	5.625%	7/22/13	A3	575,858
620		Irkut Corporation, Loan Participations, Moscow River B.V., Reg S	8.250%	4/10/09	N/R	616,280
3,595		Russia Federation, Reg S	7.500%	3/31/30	BBB+	4,039,271
630		Russian Agricultural Bank, 144A	7.750%	5/29/18	A3	620,550
650		Russian Ministry of Finance, Reg S	12.750%	6/24/28	BBB+	1,159,542
550		Saving Bank of the Russian Federation, Participations	6.230%	2/11/15	A2	543,510
490		VTB Capital S.A., 144A	3.384%	8/01/08	A2	485,713
850		VTB Capital S.A., 144A	6.875%	5/29/18	A2	833,000

		Total Russian Federation				11,286,097
		Serbia – 0.8%
2,500		Republic of Serbia, 144A	3.750%	11/01/24	BB–	2,293,750
		South Africa – 0.9%
1,140		Republic of South Africa	7.375%	4/25/12	BBB+	1,205,550
1,425		Republic of South Africa	5.875%	5/30/22	BBB+	1,321,688

		Total South Africa				2,527,238
		Thailand – 0.1%
250		Bangkok Bank Public Company Limited, Reg S	9.025%	3/15/29	BBB	268,841
		Trinidad and Tobago – 1.7%
945		First Citizens Saint Lucia Limited, Reg S	5.125%	2/14/11	A1	949,382
180		National Gas Company of Trinidad and Tobago, 144A	6.050%	1/15/36	A3	165,166
1,325		Petroleum Company of Trinidad & Tobago Limited, 144A	6.000%	5/08/22	BBB+	1,268,688
963		Republic of Trinidad and Tobago, Reg S	9.750%	7/01/20	A–	1,256,715
1,275		Republic of Trinidad and Tobago, Reg S	5.875%	5/17/27	A–	1,230,375

		Total Trinidad and Tobago				4,870,326

Principal
Amount (000) (7)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Tunisia – 1.2%
$3,215		Banque de Tunisie	7.375%	4/25/12	BBB	$3,415,938
		Ukraine – 0.9%
2,635		Republic of Ukraine, Reg S	6.875%	3/04/11	B+	2,612,339
		United Arab Emirates – 0.5%
1,450		DP World Limited, Reg S	6.850%	7/02/37	A+	1,260,920
		Uruguay – 3.1%
5,525		Oriental Republic of Uruguay	7.625%	3/21/36	BB–	5,685,225
125		Republic of Uruguay	7.500%	3/15/15	BB–	137,500
1,560		Republic of Uruguay	9.250%	5/17/17	BB	1,903,200
5,720	UYU	Republic of Uruguay	5.000%	9/14/18	B+	379,473
315		Republic of Uruguay	8.000%	11/18/22	BB–	337,838
117		Republic of Uruguay	7.875%	1/15/33	BB–	123,766

		Total Uruguay				8,567,002
		Venezuela – 1.0%
635		Republic of Venezuela, Reg S	7.000%	12/01/18	BB–	512,763
815		Republic of Venezuela, Reg S	3.908%	4/20/11	BB–	732,481
125		Republic of Venezuela	8.500%	10/08/14	BB–	118,125

1,425		Republic of Venezuela	9.250%	9/15/27	BB–	1,340,918

		Total Venezuela				2,704,287

		Virgin Islands (UK) – 0.2%
615		GTL Trade Finance Inc., 144A	7.250%	10/20/17	BBB–	618,906

		Total Emerging Markets Debt and Foreign Corporate Bonds (cost $118,862,321)				118,410,092

Principal
Amount (000)		Description (1)	Coupon	Maturity	Ratings	Value

		Short-Term Investments – 7.9% (5.0% of Total Investments)
		Sovereign Debt – 0.2%
3,550	EGP	Egypt Republic, Treasury Bill	0.000%	7/29/08	BBB–	$662,717

		Repurchase Agreements – 7.7%
$21,434		Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/08, repurchase price $21,435,008, collateralized by $22,075,000 U.S. Treasury Bills, 0.000%, due 12/11/08, value $21,865,288	1.350%	7/01/08	N/A	21,434,204

		Total Short-Term Investments (cost $22,079,257)				22,096,921

		Total Investments (cost $455,425,842) – 159.7%				445,664,462

		Borrowings – (16.1)% (9)				(45,000,000)

		Other Assets Less Liabilities – (0.6)%				(1,641,373)

		FundPreferred Shares, at Liquidation Value – (43.0)% (9)				(120,000,000)

		Net Assets Applicable to Common Shares – 100%				279,023,089

JDD	Nuveen Diversified Dividend and Income Fund (continued) Portfolio of INVESTMENTS June 30, 2008 (Unaudited)

Forward Foreign Currency Exchange Contracts outstanding at June 30, 2008:

					Unrealized
					Appreciation
	Amount	In Exchange For	Amount	Settlement	(Depreciation)
Currency Contracts to Deliver	(Local Currency)	Currency	(Local Currency)	Date	(U.S. Dollars)
Brazilian Real	6,185,000	U.S. Dollar	3,681,548	9/17/08	$(101,308)
Colombian Peso	1,295,187,000	U.S. Dollar	776,957	7/18/08	103,481
Colombian Peso	904,200,000	U.S. Dollar	520,553	7/18/08	50,384
Euro	279,000	U.S. Dollar	429,618	9/17/08	(7,903)
Euro	316,000	U.S. Dollar	486,179	9/17/08	(9,366)
Euro	316,000	U.S. Dollar	486,403	9/17/08	(9,141)
Euro	331,000	U.S. Dollar	509,012	9/17/08	(10,055)
Euro	284,000	U.S. Dollar	436,906	9/17/08	(8,457)
Euro	331,000	U.S. Dollar	509,144	9/17/08	(9,923)
Hungarian Forint	164,073,000	U.S. Dollar	1,005,103	9/17/08	(78,961)
U.S. Dollar	1,251,726	Malaysian Ringgit	4,080,000	9/17/08	(2,642)
U.S. Dollar	245,410	Malaysian Ringgit	802,000	9/17/08	120
U.S. Dollar	245,861	Malaysian Ringgit	802,000	9/17/08	(331)
U.S. Dollar	737,132	Malaysian Ringgit	2,406,000	9/17/08	(540)
U.S. Dollar	622,571	Nigerian Naira	74,086,000	9/19/08	(10,543)

					$(95,185)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Ratings: Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.
(3)	Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.
(4)	Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks.
Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.
(5)	Position or portion of position represents an unfunded Senior Loan commitment outstanding at June 30, 2008.
(6)	Negative value represents unrealized depreciation on unfunded Senior Loan commitment outstanding at June 30, 2008.
(7)	Principal Amount denominated in U.S. Dollars, unless otherwise noted.
(8)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.
(9)	Borrowings and FundPreferred Shares, at Liquidation Value as a percentage of total investments are (10.1)% and (26.9)%, respectively.
N/A	Not available.
N/R	Not rated.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
ADR	American Depositary Receipt.
Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.
WI/DD	Purchased on a when-issued or delayed delivery basis.
ARS	Argentine Peso
BRL	Brazilian Real
COP	Colombian Peso
EGP	Egyptian Pound
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
MXN	Mexican Peso
NGN	Nigerian Naira
PEN	Peruvian New Sol
UYU	Uruguayan Peso
See accompanying notes to financial statements.

Statement of ASSETS & LIABILITIES June 30, 2008 (Unaudited)

Assets
Investments, at value (cost $455,425,842)	$445,664,462
Cash denominated in foreign currencies (cost $509,956)	523,399
Unrealized appreciation on forward foreign currency exchange contracts	153,985
Receivables:
Dividends	896,152
Interest	2,761,558
Investments sold	17,240,540
Reclaims	30,980
Other assets	54,607

Total assets	467,325,683

Liabilities
Borrowings	45,000,000
Unrealized depreciation on forward foreign currency exchange contracts	249,170
Payable for investments purchased	15,369,250
Accrued expenses:
Management fees	214,784
Interest on borrowings	146,458
Other	157,879
Common share dividends payable	7,106,733
FundPreferred share dividends payable	58,320

Total liabilities	68,302,594

FundPreferred shares, at liquidation value	120,000,000

Net assets applicable to Common shares	$279,023,089

Common shares outstanding	20,202,819

Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$13.81

Net assets applicable to Common shares consist of:

Common shares, $.01 par value per share	$202,028
Paid-in surplus	304,726,261
Undistributed (Over-distribution of) net investment income	(9,197,704)
Accumulated net realized gain (loss) from investments and derivative transactions	(6,874,636)
Net unrealized appreciation (depreciation) of investments and derivative transactions	(9,832,860)

Net assets applicable to Common shares	$279,023,089

Authorized shares:
Common	Unlimited
FundPreferred	Unlimited

See accompanying notes to financial statements.

Statement of OPERATIONS Six Months Ended June 30, 2008 (Unaudited)

Investment Income
Dividends (net of foreign tax withheld of $105,701)	$3,843,583
Interest (net of foreign tax withheld of $6,839)	8,016,520

Total investment income	11,860,103

Expenses
Management fees	2,078,293
FundPreferred shares – auction fees	149,180
FundPreferred shares – dividend disbursing agent fees	6,710
Shareholders’ servicing agent fees and expenses	772
Interest expense on borrowings	806,151
Fees on borrowings	73,263
Custodian’s fees and expenses	113,486
Trustees’ fees and expenses	4,100
Professional fees	11,506
Shareholders’ reports – printing and mailing expenses	59,613
Stock exchange listing fees	4,659
Investor relations expense	38,913
Other expenses	11,119

Total expenses before custodian fee credit and expense reimbursement	3,357,765
Custodian fee credit	(1,778)
Expense reimbursement	(750,919)

Net expenses	2,605,068

Net investment income	9,255,035

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(7,464,108)
Forwards	(573,025)
Foreign currencies	41,546
Change in net unrealized appreciation (depreciation) of:
Investments	(30,003,226)
Forwards	(129,812)
Foreign currencies	8,388

Net realized and unrealized gain (loss)	(38,120,237)

Distributions to FundPreferred Shareholders
From and in excess of net investment income	(2,258,620)

Decrease in net assets applicable to Common shares from distributions to FundPreferred shareholders	(2,258,620)

Net increase (decrease) in net assets applicable to Common shares from operations	$(31,123,822)

See accompanying notes to financial statements.

Statement of CHANGES in NET ASSETS (Unaudited)

	Six Months
	Ended	Year Ended
	6/30/08	12/31/07
Operations
Net investment income	$9,255,035	$20,554,871
Net realized gain (loss) from:
Investments (net of federal corporate income taxes of $0 and $5,100,000, respectively, on long-term capital gains retained)	(7,464,108)	28,858,921
Forwards	(573,025)	(829,700)
Foreign currencies	41,546	(158,020)
Change in net unrealized appreciation (depreciation) of:
Investments	(30,003,226)	(74,388,652)
Forwards	(129,812)	17,375
Foreign currencies	8,388	14,140
Distributions to FundPreferred shareholders:
From and in excess of net investment income	(2,258,620)	—
From net investment income	—	(2,389,597)
From accumulated net realized gains	—	(3,757,509)

Net increase (decrease) in net assets applicable to Common shares from operations	(31,123,822)	(32,078,171)

Distributions to Common Shareholders
From and in excess of net investment income	(14,950,086)	—
From net investment income	—	(18,143,336)
From accumulated net realized gains	—	(12,928,107)

Decrease in net assets applicable to Common shares from distributions to Common shareholders	(14,950,086)	(31,071,443)

Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	—	815,056

Net increase (decrease) in net assets applicable to Common shares from capital share transactions	—	815,056

Net increase (decrease) in net assets applicable to Common shares	(46,073,908)	(62,334,558)
Net assets applicable to Common shares at the beginning of period	325,096,997	387,431,555

Net assets applicable to Common shares at the end of period	$279,023,089	$325,096,997

Undistributed (Over-distribution of) net investment income at the end of period	$(9,197,704)	$(1,244,033)

See accompanying notes to financial statements.

Statement of CASH FLOWS Six months ended June 30, 2008 (Unaudited)

Cash Flows From Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(31,123,822)
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(120,689,526)
Proceeds from the sales and maturities of investments	131,090,486
Proceeds from (Purchases of) short-term investments, net	(4,349,994)
Amortization (Accretion) of premiums and discounts, net	92,608
(Increase) Decrease in receivable for dividends	471,926
(Increase) Decrease in receivable for interest	324,703
(Increase) Decrease in receivable for investments sold	(17,090,382)
(Increase) Decrease in receivable for reclaims	10,597
(Increase) Decrease in other assets	(22,692)
Increase (Decrease) in interest on borrowings	(8,483)
Increase (Decrease) in payable for investments purchased	14,880,215
Increase (Decrease) in payable for federal corporate income tax	(5,100,000)
Increase (Decrease) in accrued management fees	(25,696)
Increase (Decrease) in accrued other liabilities	(10,461)
Increase (Decrease) in FundPreferred share dividends payable	(37,532)
Net realized (gain) loss from investments	7,464,108
Net realized (gain) loss from forwards	573,025
Net realized (gain) loss from foreign currencies	(41,546)
Net realized (gain) loss from paydowns	(159,259)
Change in net unrealized (appreciation) depreciation of investments	30,003,226
Change in net unrealized (appreciation) depreciation of forwards	129,812
Change in net unrealized (appreciation) depreciation of foreign currencies	(8,388)
Capital gains and return of capital distributions from investments	1,470,428

Net cash provided by (used in) operating activities	7,843,353

Cash Flows from Financing Activities:
Cash distributions paid to Common shareholders	(7,843,353)

Net cash provided by (used in) financing activities	(7,843,353)

Net Increase (Decrease) in Cash	—
Cash at the beginning of period	—

Cash at the End of Period	$—

Supplemental Disclosure of Cash Flow Information

Cash paid for interest on borrowings during the six months ended June 30, 2008, was $882,960.

Cash paid for federal corporate income taxes during the six months ended June 30, 2008, was $5,100,000.

See accompanying notes to financial statements.

1

Notes to FINANCIAL STATEMENTS (Unaudited)

1.	General Information and Significant Accounting Policies
Nuveen Diversified Dividend and Income Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s Common shares are listed on the New York Stock Exchange and trade under the ticker symbol “JDD.” The Fund was organized as a Massachusetts business trust on July 18, 2003.

The Fund seeks to provide high current income and total return by investing primarily in a portfolio of dividend-paying common stocks, securities issued by Real Estate Investment Trusts (“REITs”), debt securities and other non-equity instruments that are issued by, or that are related to, government, government-related and supernational issuers located, or conducting their business, in emerging market countries (“emerging markets debt and foreign corporate bonds”) and senior loans.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation
Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. The prices of fixed-income securities, senior loans and derivative instruments are generally provided by an independent pricing service approved by the Fund’s Board of Trustees. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant by the pricing service or the Board of Trustees’ designee. If the pricing service is unable to supply a price for an investment or derivative instrument the Fund may use market quotes provided by major broker/dealers in such investments. If it is determined that the market price for an investment or derivative instrument is unavailable or inappropriate, the Board of Trustees of the Fund, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

The senior loans in which the Fund invests are not listed on an organized exchange and the secondary market for such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan.

Investment Transactions
Investment transactions are recorded on a trade date basis. Trade date for senior loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At June 30, 2008, the Fund had outstanding when issued/delayed delivery purchase commitments of $2,966,017.

Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, fee income and amendment fees, if any. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received.

Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute substantially all of its investment company taxable income to shareholders.

Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains. During the tax year ended December 31, 2007, the Fund retained $14,571,429 of realized long-term capital gains and accrued a provision for federal corporate income taxes of $5,100,000, the net of which has been reclassified to Paid-in surplus.

Effective June 29, 2007, the Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not,” (i.e., a greater than 50-percent likelihood) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax expense in the current year.

Implementation of FIN 48 required management of the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e., generally, the last four tax year ends and the interim tax period since then). The Fund has no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Fund has reviewed all tax positions taken or expected to be taken in the preparation of the Fund’s tax returns and concluded the adoption of FIN 48 resulted in no impact to the Fund’s net assets or results of operations as of and during the six months ended June 30, 2008.

The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders
Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal corporate income tax regulations, which may differ from U.S. generally accepted accounting principles.

The Fund makes quarterly cash distributions to Common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund’s Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid from net unrealized gains, if any, would be distributed from the Fund’s assets and would be treated by shareholders as a non-taxable distribution for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value, the difference will be treated as a return of capital for tax purposes and will reduce net asset value per share. If the Fund’s total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

REIT distributions received by the Fund are generally comprised of ordinary income, long-term and short-term capital gains, and a return of REIT capital. The actual character of amounts received during the period are not known until after the fiscal year-end. For the fiscal year ended December 31, 2007, the character of distributions to the Fund from the REITs was 52.86% ordinary income, 27.53% long-term and short-term capital gains, and 19.61% return of REIT capital.

For the fiscal year ended December 31, 2007, the Fund applied the actual character of distributions reported by the REITs in which the Fund invests to its receipts from the REITs. If a REIT held in the portfolio of investments did not report the actual character of its distributions during the period, the Fund treated the distributions as ordinary income.

The actual character of distributions made by the Fund during the fiscal year ended December 31, 2007 are reflected in the accompanying financial statements.

The distributions made by the Fund to its shareholders during the six months ended June 30, 2008, are provisionally classified as being “From and in excess of net investment income”, and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end, based upon the income type breakdown information conveyed at the time by the REITs whose securities are held in the Fund’s portfolio. For purposes of calculating “Undistributed (Over-distribution of) net investment income” as of June 30, 2008, the distribution amounts provisionally classified as “From and in excess of net investment income” were treated as being entirely from net investment income. Consequently, the financial statements at June 30, 2008, reflect an over-distribution of net investment income.

FundPreferred Shares
The Fund has issued and outstanding 2,400 Series T and 2,400 Series W FundPreferred shares, $25,000 stated value per share, as a means of effecting financial leverage. The dividend rate paid by the Fund on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period.

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the FundPreferred shares issued by the Fund than there were offers to buy. This meant that these auctions “failed to clear,” and that many FundPreferred shareholders who wanted to sell their shares in these auctions were unable to do so. FundPreferred shareholders unable to sell their shares received distributions at the “maximum rate” applicable to failed auctions as calculated in accordance with the pre-established terms of the FundPreferred shares.

These developments generally do not affect the management or investment policies of the Fund. However, one implication of these auction failures for Common shareholders is that the Fund’s cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Fund’s future Common share earnings may be lower than they otherwise would have been.

Foreign Currency Transactions
The Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forward, futures, options and swap contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions. The gains or losses resulting from changes in foreign exchange rates are included in “Realized gain (loss) from foreign currencies” and “Change in net unrealized appreciation (depreciation) of foreign currencies” on the Statement of Operations.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

Forward Foreign Currency Exchange Contracts
The Fund is authorized to enter into forward foreign currency exchange contracts. Generally, the Fund may enter into forward foreign currency exchange contracts only under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency. Forward foreign currency contracts are valued daily at the forward rate. The change in market value is recorded as an unrealized gain or loss by the Fund. When the contract is closed or offset with the same counterparty, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will generally not be entered into for terms greater than three months. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result

Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications
Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2.	Fair Value Measurements
During the current fiscal period, the Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. In determining the value of the Fund’s investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical securities.

Level 2 —	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the Fund’s fair value measurements as of June 30, 2008:

	Level 1	Level 2	Level 3	Total

Investments	$210,499,955	$231,640,453	$3,524,054	$445,664,462
Derivatives*	—	(95,185)	—	(95,185)

Total	$210,499,955	$231,545,268	$3,524,054	$445,569,277

*	Represents net unrealized appreciation (depreciation).

The following is a reconciliation of the Fund’s Level 3 investments held at the beginning and end of the measurement period:

Level 3
Investments

Balance as of December 31, 2007	$931,395
Gains (losses):
Net realized gains (losses)	117,849
Net change in unrealized appreciation (depreciation)	(67,319)
Net purchases at cost (sales at proceeds)	1,542,111
Net discounts (premiums)	7,798
Net transfers in to (out of) at end of period fair value	992,220

Balance as of June 30, 2008	$3,524,054

3.	Fund Shares
Transactions in Common shares were as follows:

	Six Months	Year
	Ended	Ended
	6/30/08	12/31/07
Common shares issued to shareholders due to reinvestment of distributions	—	42,661

4.	Investment Transactions
Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the six months ended June 30, 2008, aggregated $120,689,526 and $131,090,486, respectively.

5.	Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, recognition of premium amortization, recognition of income on REIT investments and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At June 30, 2008, the cost of investments was $456,431,172.

Gross unrealized appreciation and gross unrealized depreciation of investments at June 30, 2008, were as follows:

Gross unrealized:
Appreciation	$32,725,105
Depreciation	(43,491,815)

Net unrealized appreciation (depreciation) of investments	$(10,766,710)

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2007, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income *	$—
Undistributed net long-term capital gains	1,243,596

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s last tax year ended December 31, 2007, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income *	$20,515,163
Distributions from net long-term capital gains	16,685,616

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

The Fund elected to defer net realized losses from investments incurred from November 1, 2007 through December 31, 2007, the Fund’s last tax year and, (“post-October losses”) in accordance with federal income tax regulations. Post-October currency losses of $167,929 were treated as having arisen on the first day of the current fiscal year.

6.	Management Fees and Other Transactions with Affiliates
The Fund’s management fee is separated into two components — a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is based upon the average daily Managed Assets of the Fund as follows:

Average Daily Managed Assets	Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For Managed Assets over $2 billion	.6000

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of June 30, 2008, the complex-level fee rate was .1868%.

The complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (“Managed Assets” means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with NWQ Investment Management Company, LLC (“NWQ”), Security Capital Research & Management Incorporated (“Security Capital”), Symphony Asset Management, LLC (“Symphony”) and Wellington Management Company, LLP (“Wellington”). Nuveen owns a controlling interest in NWQ while key management of NWQ owns a non-controlling minority interest. Symphony is an indirect wholly owned subsidiary of Nuveen. NWQ manages the portion of the Fund’s investment portfolio allocated to dividend-paying common stocks including American Depositary Receipts (“ADRs”). Security Capital manages the portion of the Fund’s investment portfolio allocated to securities issued by real estate companies including REITs. Symphony manages the portion of the Fund’s investment portfolio allocated to senior loans. Wellington manages the portion of the Fund’s investment portfolio allocated to emerging markets debt and foreign corporate bonds. NWQ, Security Capital, Symphony and Wellington are compensated for their services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first eight years of the Fund’s operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
September 30,		September 30,
2003 *	.32%	2008	.32%
2004	.32	2009	.24
2005	.32	2010	.16
2006	.32	2011	.08
2007	.32

*	From the commencement of operations.

The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond September 30, 2011.

7.	Senior Loan Commitments
Unfunded Commitments
Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. At June 30, 2008, the Fund had unfunded senior loan commitments of $255,770.

Participation Commitments
With respect to the senior loans held in the Fund’s portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the Borrower. As such, the Fund not only assumes the credit risk of the Borrower, but also that of the Selling Participant or other persons interpositioned between the Fund and the Borrower. At June 30, 2008, there were no such outstanding participation commitments.

8.	Borrowing Arrangements
On August 15, 2006, the Fund entered into a commercial paper program ($45 million maximum) with CITIBANK N.A.’s conduit financing agency, CHARTA, LLC (“CHARTA”). CHARTA issues high grade commercial paper and uses the proceeds to make advances to the Fund. For the six months ended June 30, 2008, the average daily balance of borrowings under the commercial paper program agreement was the full $45 million maximum allowed. The interest expense incurred on borrowings is recognized as “Interest expense on borrowings” on the Statement of Operations. The average annualized interest rate on such borrowings for the six months ended June 30, 2008, was 3.60%. In addition to the interest expense, the Fund also pays a .21% per annum program fee, a .10% per annum liquidity fee and a .05% per annum dealer commission fee all of which are recognized as “Fees on borrowings” on the Statement of Operations.

9.	New Accounting Pronouncement
Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161
In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of June 30, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

10.	Subsequent Events
Common Share Repurchases
The Board of Directors/Trustees for each of Nuveen’s 120 closed-end funds approved a program, effective August 7, 2008, under which each fund may repurchase up to 10% of its common shares.

Financial HIGHLIGHTS (Unaudited) Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
				Distributions
				from Net		Distributions		Net					Offering Costs
	Beginning		Net	Investment		from Capital		Investment		Capital	Tax		and	Ending
	Common		Realized/	Income to		Gains to		Income to		Gains to	Return of		FundPreferred	Common
	Share	Net	Unrealized	FundPreferred		FundPreferred		Common		Common	Capital to		Share	Share	Ending
	Net Asset	Investment	Gain	Share-		Share-		Share-		Share-	Common		Underwriting	Net Asset	Market
	Value	Income(a)	(Loss)(b)	holders†		holders†	Total	holders		holders	Shareholders	Total	Discounts	Value	Value
Year Ended 12/31:
2008(d)	$16.09	$.46	$(1.89)	$(.11	)***	$—	$(1.54)	$(.74	)***	$—	$—	$(.74)	$—	$13.81	$12.04
2007	19.22	1.02	(2.30)	(.12)		(.19)	(1.59)	(.90)		(.64)	—	(1.54)	—	16.09	14.28
2006	16.88	.99	2.98	(.13)		(.15)	3.69	(.98)		(.37)	—	(1.35)	—	19.22	21.03
2005	16.85	.83	1.00	(.09)		(.10)	1.64	(.71)		(.90)	—	(1.61)	—	16.88	16.35
2004	15.13	.81	2.23	(.06)		(.03)	2.95	(.81)		(.41)	(.01)	(1.23)	—	16.85	15.57
2003(c)	14.33	.18	1.01	(.01)		—	1.18	(.18)		(.02)	(.01)	(.21)	(.17)	15.13	15.65

	FundPreferred Shares at End of Period			Borrowings at End of Period
	Aggregate			Aggregate
	Amount	Liquidation	Asset	Amount	Asset
	Outstanding	and Market	Coverage	Outstanding	Coverage
	(000)	Value Per Share	Per Share	(000)	Per $1,000

Year Ended 12/31:
2008(d)	$120,000	$25,000	$83,130	$45,000	$9,867
2007	120,000	25,000	92,729	45,000	10,891
2006	120,000	25,000	105,715	45,000	12,276
2005	120,000	25,000	95,857	—	—
2004	120,000	25,000	95,718	—	—
2003(c)	120,000	25,000	88,414	—	—

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Net of federal corporate income taxes on long-term capital gains retained by the Fund per share as follows:

Long-Term
Capital Gains
Retained
Year Ended 12/31:
2008(d)	N/A
2007	$.25
2006	.25
2005	N/A
2004	N/A
2003(c)	N/A

(c)	For the period September 25, 2003 (commencement of operations) through December 31, 2003.
(d)	For the six months ended June 30, 2008.

Total Returns
	Based	Ratios/Supplemental Data
	on		Ratios to Average Net Assets Applicable to				Ratios to Average Net Assets Applicable to
	Common	Ending Net	Common Shares				Common Shares
Based	Share	Assets	Before Credit/Reimbursement				After Credit/Reimbursement**
on	Net	Applicable to			Net				Net		Portfolio
Market	Asset	Common			Investment				Investment		Turnover
Value*	Value*	Shares (000)	Expenses††		Income††		Expenses††		Income††		Rate

(10.65)%	(9.64)%	$279,023	2.20	%****	5.58	%****	1.71	%****	6.07	%****	26%
(25.75)	(9.00)	325,097	2.20		5.06		1.74		5.53		48
38.72	22.66	387,432	1.70		5.03		1.26		5.47		44
16.36	10.21	340,113	1.42		4.53		.99		4.96		49
8.04	20.44	339,446	1.50		4.74		1.06		5.19		46
5.76	7.04	304,387	1.26	****	4.51	****	.87	****	4.89	****	28

* •	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common Share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

•	The Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, and pay required federal corporate income taxes on these amounts. As reported on Form 2439, Common shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The standardized total returns shown above do not include the economic benefit to Common shareholders on record date of these tax credits/refunds. The Fund’s corresponding Total Return Based on Market Value and Common Share Net Asset Value when these benefits are included are as follows:

Total Returns
	Common		Based on
	Shareholders	Based on	Common Share
	of Record on	Market Value	Net Asset Value

Tax Year Ended 12/31:
2008(d)	N/A	N/A	N/A
2007	December 31	(24.47)%	(7.60)%
2006	December 29	40.37	24.26
2005	N/A	N/A	N/A
2004	N/A	N/A	N/A
2003(c)	N/A	N/A	N/A

**	After custodian fee credit and expense reimbursement.
***	Represents distributions paid “From and in excess of net investment income” for the six months ended June 30, 2008.
****	Annualized.
†	The amounts shown are based on Common share equivalents.

†† •	Ratios do not reflect the effect of dividend payments to FundPreferred shareholders.

•	Income ratios reflect income earned on assets attributable to FundPreferred shares and borrowings, where applicable.
•	Each ratio includes the effect of the interest expense paid on borrowings as follows:

	Ratio of Borrowings Interest Expense
	to Average Net Assets Applicable to Common Shares

Year Ended 12/31:
2008(d)	.53	%****
2007	.66
2006	.26	****
2005	—
2004	—
2003(c)	—

N/A	Not applicable for the six months ended June 30, 2008. The Fund did not elect to retain a portion of its long-term capital gains prior to the tax year ended December 31, 2006.

See accompanying notes to financial statements.

Annual Investment
Management Agreement
APPROVAL PROCESS

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 28-29, 2008 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Fund, including a majority of the Independent Board Members, considered and approved the continuation of the advisory and sub-advisory agreements for the Fund for an additional one-year period. These agreements include the investment advisory agreement between Nuveen Asset Management (“NAM”) and the Fund and the sub-advisory agreements between NAM and NWQ Investment Management Company, LLC (“NWQ”), NAM and Symphony Asset Management LLC (“Symphony”), NAM and Wellington Management Company, LLP (“Wellington”), and NAM and Security Capital Research & Management Incorporated (“Security Capital” and, together with NWQ, Symphony and Wellington, the “Sub-Advisers”), respectively. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 23, 2008 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the advisory agreement (the “Investment Management Agreement”) and sub-advisory agreements (the “Sub-Advisory Agreements,” and the Investment Management Agreement and the Sub-Advisory Agreements are each an “Advisory Agreement”), as described in further detail below, the Independent Board Members reviewed a broad range of information relating to the Fund, NAM and the Sub-Advisers (NAM and the Sub-Advisers are each a “Fund Adviser”), including absolute performance, fee and expense information for the Fund as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by the respective Fund Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Fund Adviser, its services and the Fund resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services
In considering renewal of the Investment Management Agreement, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM’s organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

With respect to personnel, the Independent Board Members evaluated the background, experience and track record of the Fund Adviser’s investment personnel. In this regard, the Independent Board Members considered the additional investment in personnel to support Nuveen fund advisory activities, including in operations, product management and marketing as well as related fund support functions, including sales, executive, finance, human resources and information technology. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM’s ability to attract and retain high quality investment personnel.

In evaluating the services of NAM, the Independent Board Members also considered NAM’s oversight of the performance, business activities and compliance of the Sub-Advisers, the ability to supervise the Fund’s other service providers and given the importance of compliance, NAM’s compliance program. Among other things, the Independent Board Members considered the report of the chief compliance officer regarding the Fund’s compliance policies and procedures.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

The Independent Board Members reviewed an evaluation of each Sub-Adviser from NAM, including information as to the process followed by NAM in evaluating sub-advisers. The evaluation also included information relating to each Sub-Adviser’s organization, operations, personnel, assets under management, investment philosophy, strategies and techniques in managing the Fund, developments affecting each Sub-Adviser, and an analysis of each Sub-Adviser. The Board considered the performance of the portion of the investment portfolio of the Fund for which the respective Sub-Adviser is responsible. The Board also recognized that the Sub-Advisory Agreements were essentially agreements for portfolio management services only and the Sub-Advisers were not expected to supply other significant administrative services to the Fund. During the last year, the Independent Board Members noted that they visited several sub-advisers to the Nuveen funds, meeting their key investment and business personnel. In this regard, the Independent Board Members visited NWQ, Symphony and Security Capital during 2007. The Independent Board Members also noted that they anticipate visiting each sub-adviser to the Nuveen funds at least once over the course of a multiple-year rotation. The Independent Board Members further noted that NAM recommended the renewal of the Sub-Advisory Agreements and considered the basis for such recommendations and any qualifications in connection therewith.

In addition to the foregoing services, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, its secondary market support activities and the costs of such activities. The Independent Board Members recognized Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to timely provide information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining its closed-end fund website; and providing educational seminars. With respect to closed-end funds that utilize leverage through the issuance of auction rate preferred securities (“ARPS”), the Board has recognized the unprecedented market conditions in the auction rate market industry with the failure of the auction process. The Independent Board Members noted Nuveen’s efforts and the resources and personnel employed to analyze the situation, explore potential alternatives and develop and implement solutions that serve the interests of the affected funds and all of their respective shareholders. The Independent Board Members further noted Nuveen’s commitment and efforts to keep investors and financial advisers informed as to its progress in addressing the ARPS situation through, among other things, conference calls, press releases, and information posted on its website as well as its refinancing activities. The Independent Board Members also noted Nuveen’s continued support for holders of preferred shares of its closed-end funds by, among other things, seeking distribution for preferred shares with new market participants, managing relations with remarketing agents and the broker community, maintaining the leverage and risk management of leverage and maintaining systems necessary to test compliance with rating agency criteria.

Annual Investment
Management Agreement
APPROVAL PROCESS (continued)

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Management Agreement or respective Sub-Advisory Agreement, as applicable, were satisfactory.

B.	The Investment Performance of the Fund and Fund Advisers
The Board considered the investment performance of the Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent third party (as described below). In addition, the Independent Board Members reviewed the Fund’s historic performance compared to recognized and/or customized benchmarks (as applicable).

In evaluating the performance information, the Board considered whether the Fund has operated within its investment objectives and parameters and the impact that the investment mandates may have had on performance. In addition, in comparing the Fund’s performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund’s investment objectives and strategies thereby hindering a meaningful comparison of the fund’s performance with that of the Performance Peer Group. These Performance Peer Groups include that of the Fund.

The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund’s Performance Peer Group as well as recognized and/or customized benchmarks (as appropriate) for the one-, three- and five-year periods (as applicable) ending December 31, 2007 and with the Fund’s Performance Peer Group for the quarter, one-, three-, and five- year periods ending March 31, 2008 (as applicable). This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Independent Board Members determined that the Fund’s investment performance over time had been satisfactory.

C.	Fees, Expenses and Profitability
1. Fees and Expenses
The Board evaluated the management fees and expenses of the Fund reviewing, among other things, such Fund’s gross management fees (which take into account breakpoints), net management fees (which take into account fee waivers or reimbursements) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the gross management fees, net management fees (after waivers and/or reimbursements) and total expense ratios (before and after waivers) of a comparable universe of unaffiliated funds based on data provided by an independent data provider (the “Peer Universe”) and/or a more focused subset of funds therein (the “Peer Group”). The Independent Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the size of the Fund relative to peers, the size and particular composition of the Peer Group, the investment objectives of the peers, expense anomalies, and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. The Independent Board Members also considered, among other things, the differences in the use of leverage. In addition, the Independent Board Members noted the limited Peer Groups available for the Nuveen funds with multi-sleeves of investments. In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients
The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts) and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisers, the Independent Board Members also considered the pricing schedule or fees that each Sub-Adviser charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable. With respect to Symphony, the Independent Board Members also reviewed the fees it assesses for equity and taxable fixed-income hedge funds and hedge accounts it manages, which include a performance fee. In addition, the Independent Board Members noted that with respect to Wellington and Security Capital, the Sub-Advisers that are unaffiliated with Nuveen, such fees were the result of arm’s-length negotiations.

3. Profitability of Fund Advisers
In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years and the allocation methodology used in preparing the profitability data. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members considered Nuveen’s profitability compared with other fund sponsors prepared by two independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business.

Based on its review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided. With respect to Wellington and Security Capital, given that these Sub-Advisers are unaffiliated with Nuveen, the Independent Board Members also considered such Sub-Advisers’ revenues, expenses (including the basis for allocating expenses) and profitability margins (pre- and post-tax). Based on their review, the Independent Board Members were satisfied that the respective Sub-Adviser’s level of profitability was reasonable in light of the services provided.

Annual Investment
Management Agreement
APPROVAL PROCESS (continued)

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits the Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base. The Independent Board Members therefore considered whether the Fund has appropriately benefited from any economies of scale and whether there is potential realization of any further economies of scale. In considering economies of scale, the Independent Board Members have recognized that economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. Notwithstanding the foregoing, one method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Accordingly, the Independent Board Members reviewed and considered the fund-level breakpoints in the advisory fee schedules that reduce advisory fees. In this regard, given that the Fund is a closed-end fund, the Independent Board Members recognized that although the Fund may from time to time make additional share offerings, the growth in its assets will occur primarily through appreciation of the Fund’s investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members recognized that the complex-wide fee schedule was recently revised in 2007 to provide for additional fee savings to shareholders and considered the amended schedule. The Independent Board Members further considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders.

E.	Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen’s preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

The Independent Board Members also considered that NWQ and Security Capital may benefit from their soft dollar arrangements pursuant to which they receive research from brokers that execute the Fund’s portfolio transactions. In addition, the Independent Board Members noted that while Wellington does have some soft dollar arrangements with respect to some of its agency trades, the trades in fixed-income securities held by the Fund are done on a principal basis and do not generate soft dollar credits. The Independent Board Members noted that the profitability of the foregoing Sub-Advisers may be lower if they were required to pay for this research with hard dollars. The Board also considered that Symphony currently does not enter into soft dollar arrangements; however, it has adopted a soft dollar policy in the event it does so in the future.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Investment Management Agreement and Sub-Advisory Agreements are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Investment Management Agreement and the Sub-Advisory Agreements be renewed.

Reinvest Automatically
EASILY and CONVENIENTLY

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Dividend Reinvestment Plan
Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting dividends and/or distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Glossary of
TERMS USED in this REPORT

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Collateralized Debt Obligations (CDOs): Collateralized debt obligations are a type of asset-backed security constructed from a portfolio of fixed-income assets. CDOs usually are divided into different tranches having different ratings and paying different interest rates. Losses, if any, are applied in reverse order of seniority and so junior tranches generally offer higher coupons to compensate for added default risk.

■	Market Yield (also known as Dividend Yield or Current Yield): Market yield is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a tax return of capital.

■	Net Asset Value (NAV): A Fund’s common share NAV per share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

NOTES

NOTES

Board of Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

The Fund intends to repurchase or redeem shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased or redeemed during the period covered by this report. Any future repurchases or redemptions will be reported to shareholders in the next annual or semi-annual report.

Other Useful INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Nuveen Investments:
SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.
Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Rittenhouse, Santa Barbara, Symphony and Tradewinds. In total, the Company managed $152 billion of assets on June 30, 2008.

Find out how we can help you reach your financial goals.
To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at:	www.nuveen.com/cef

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ESA-B-0608D

ITEM 2. CODE OF ETHICS.
Not applicable to this filing.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable to this filing.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable to this filing.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable to this filing.
ITEM 6. SCHEDULE OF INVESTMENTS.
See Portfolio of Investments in Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to this filing.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to this filing.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board implemented after the registrant last provided disclosure in response to this item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
File the exhibits listed below as part of this Form.
(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.
(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.
(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.
(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Diversified Dividend and Income Fund
By (Signature and Title)*	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: September 8, 2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer (principal executive officer)

Date: September 8, 2008

By (Signature and Title)*	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller (principal financial officer)

Date: September 8, 2008

*	Print the name and title of each signing officer under his or her signature.